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                                                                 Exhibit 10.5



                             TRADEMARK SECURITY AGREEMENT



     FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, the undersigned ______________________ ("Debtor"), a ____________
corporation, hereby conveys a security interest to PNC BANK, NATIONAL ASSOCIATION (the "Agent"), a national banking association, as agent for the Banks, as such term is defined in the Amended and Restated Credit Agreement of even date herewith among, INTER ALIA, the Debtor, the Banks and the Agent, as the same may be amended and modified from time to time (the "Credit Agreement"), in all of the Debtor's right, title and interest in and to (i) the trademarks and any applications therefor listed on EXHIBIT A hereto and (ii) any United States federally registered other trademarks and applications therefor which Debtor shall hereafter acquire, in each case including without limitation all proceeds thereof, (all of the aforesaid property being hereinafter referred to as the "Collateral") as security for the payment when due whether by declaration, acceleration or otherwise of the principal of and interest on each and every loan of the Banks to the Debtor and each and every other liability of Debtor to the Agent and the Banks, including (i) all "Obligations", as such term is defined in the Credit Agreement, (ii) liabilities now in existence, (iii) liabilities incurred or arising contemporaneously herewith, and (iv) liabilities that shall hereafter be incurred or arise (collectively, the "Liabilities"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement unless the context clearly indicates otherwise.

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     1.   Debtor covenants and warrants that as of the date hereof and to the best of its knowledge:

          (a) Each of the trademarks constituting a part of the Collateral is subsisting and has not been adjudged invalid or unenforceable;

          (b) All of the trademarks constituting a part of the Collateral are valid and enforceable;

          (c) No claim has been made that the use of any of the trademarks constituting a part of the Collateral does or may violate the rights of any third person;

          (d) With the exception of licenses of the Collateral, the Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all of the trademarks constituting a part of the Collateral, free and clear of any liens, charges and encumbrances other than Permitted Liens (as defined in the Credit Agreement);

          (e) Debtor has the unqualified right to enter into this Agreement and perform its terms;

          (f) Debtor has used, and shall continue to use for the duration of this Agreement, consistent standards of quality in its services sold under any trademarks constituting part of the Collateral.

     2. Debtor agrees that, until such time as all of the Liabilities shall have been satisfied in full, it shall not enter into any agreement which is inconsistent with Debtor's obligations under this Agreement, without Agent's prior written consent;.

     3. If, during the term of this Agreement, Debtor shall at any time or from time to time acquire any additional material United States federally registered trademarks and/or applications

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therefor not then listed on Exhibit A, the Debtor shall give to Agent prompt notice thereof in writing and the provisions hereof shall automatically apply thereto.

     4. In any case mentioned in Section 3 hereof, Debtor authorizes the Agent to modify this Agreement by amending Exhibit A to include any material United States federally registered trademarks and/or applications therefor so acquired by Debtor.

     5. In addition to the rights and remedies available to Agent and the Banks hereunder, Agent and the Banks shall have such rights and remedies as are set forth in the Credit Agreement. At such time as Debtor shall have satisfied in full all of the Liabilities and the Commitments are terminated, this Agreement shall terminate and Agent shall execute and deliver to Debtor all documents, instruments, agreement or any combination thereof as may be necessary or proper as the Debtors shall reasonably request to evidence such termination.

     6. To the extent set forth in, and subject to, the Credit Agreement, any and all reasonable fees, costs and expenses of whatever kind or nature incurred by Agent and the Banks in connection with the filing or recording of any documents, and the payment or discharge of reasonable counsel fees, maintenance fees or other costs of protecting, maintaining or preserving of any of the Collateral, or of defending or prosecuting any actions or proceedings arising out of or related to any of the Collateral, shall be borne and paid by Debtor on demand by Agent and until so paid shall be added to the principal amount of the Liabilities and shall bear interest at default rate prescribed in the instrument or instruments evidencing such Liabilities.

     7. Debtor shall have the duty to prosecute diligently any application with respect to any material trademarks constituting a part of the Collateral pending as of the date of this Agreement or thereafter until the Liabilities shall have been paid in full, to make any necessary

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federal application with respect thereto, to file and prosecute opposition and cancellation proceedings, and to do any and all acts which are necessary to preserve and maintain all rights in all of the material trademarks constituting a part of the Collateral. Any expenses incurred in connection with the Collateral shall be borne by Debtor. Debtor shall not abandon any of the material trademarks constituting a part of the Collateral, without the consent of Required Banks, which consent shall not be unreasonably withheld.

     8. If Debtor fails to comply with any of its obligations hereunder, Agent may after the occurrence and during the continuance of an Event of Default do so in Debtor's name or in Agent's name, but at Debtor's expense, and Debtor hereby agrees to in accordance with, and subject to the Credit Agreement, reimburse Agent in full for all expenses, including reasonable attorneys' fees, incurred by Agent in protecting, defending and maintaining any of the trademarks constituting a part of the Collateral.

     9. No course of dealing between Debtor and Agent or the Banks, nor any failure to exercise, nor any delay in exercising, on the part of Agent and the Banks, any right, power or privilege hereunder or under any note or instrument evidencing any of the Liabilities or any agreement pursuant to which they were incurred shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     10. All of Agent's and the Banks' rights and remedies with respect to any of the trademarks constituting a part of the Collateral, whether established hereby or by any instrument or instruments evidencing any of the Liabilities or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

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     11.  If any provision of this Agreement is hereafter determined to be unlawful, and if the unlawful provision can be deleted without altering the essence of this Agreement, the unlawful provision and only that provision shall be severed from this Agreement and the remaining provisions shall remain in full force and effect.

     12. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 4 hereof.

     13. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     14. This Trademark Security Agreement and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to the principles of conflict of laws.

     15. This Trademark Security Agreement amends and restates that certain Trademark Security Agreement dated March 13, 1997, of the Debtor in favor of PNC Bank, National Association. This Trademark Security Agreement is not intended as a novation, and shall not be a novation, of the obligations of the parties thereto and hereto.

                           [SIGNATURES APPEAR ON NEXT PAGE]

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               [SIGNATURE PAGE 1 OF 1 TO TRADEMARK SECURITY AGREEMENT]

WITNESS the due execution hereof this 26th day of January, 1998.



                                   GRUBB & ELLIS COMPANY

                                   By   /s/  Brian Parker
                                        -----------------
                                             Brian Parker
                                             Senior Vice President and Chief
                                             Financial Officer